COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of June 30, 2006
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Atlanta	2,693	$170,008	8.1%	94.5%	$739.45
Dallas	4,184	$242,753	11.5%	93.7%	$748.55
Houston	1,584	$82,646	3.9%	96.3%	$773.14
Orlando	288	$12,976	0.6%	98.6%	$738.02
Tampa	1,120	$66,117	3.1%	97.9%	$841.96
South Florida	480	$51,941	2.5%	97.9%	$1,154.00
Large Tier Markets	10,349	$626,441	29.7%	95.1%	$778.57

Austin	1,776	$101,109	4.8%	93.2%	$715.94
Greenville	1,492	$62,422	2.9%	97.1%	$566.78
Jacksonville	3,347	$175,260	8.3%	96.9%	$792.46
Memphis	4,405	$213,588	10.1%	93.4%	$664.69
Nashville	1,855	$119,618	5.7%	96.6%	$733.41
Raleigh/Durham	828	$65,071	3.1%	98.3%	$705.60
All other middle	1,838	$81,779	3.9%	94.6%	$661.18
Middle Tier Markets	15,541	$818,847	38.8%	95.3%	$698.63

Augusta/Aiken	912	$38,703	1.8%	95.5%	$648.42
Chattanooga	943	$36,953	1.7%	97.6%	$587.49
Columbus	1,293	$62,840	3.0%	92.3%	$707.70
Jackson, MS	1,577	$69,129	3.3%	94.7%	$648.56
Lexington	924	$58,708	2.8%	94.3%	$706.27
Little Rock	808	$38,871	1.8%	96.7%	$653.82
Macon/Warner Robins	904	$50,124	2.4%	95.8%	$691.68
All other small	5,928	$310,627	14.7%	94.1%	$714.17
Small Tier Markets	13,289	$665,955	31.5%	94.6%	$686.50

Total Portfolio
(including JV properties)	39,179	$2,111,243	100.0%	95.0%	$715.63

NUMBER OF APARTMENT UNITS

	2006			2005
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30

100% Owned Properties	38,657	38,267	37,705	37,705	36,843
Properties in Joint Ventures	522	522	522	522	522
Total Portfolio	39,179	38,789	38,227	38,227	37,365

SAME STORE Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.
Excludes six renovation communities.

CURRENT PERIOD ACTUALS
As of June 30, 2006 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		June 30, 2006			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy(1)	Rate	Turn Rate

Atlanta	2,693	$6,011	$2,335	$3,676	94.5%	90.3%	$739.45	61.6%
Dallas	2,794	$5,310	$2,447	$2,863	94.0%	85.3%	$679.15	52.5%
Houston	1,584	$3,373	$1,590	$1,783	96.3%	83.8%	$773.14	68.8%
Orlando	288	$678	$251	$427	98.6%	97.9%	$738.02	47.9%
Tampa	890	$2,393	$929	$1,464	97.4%	94.7%	$854.11	56.2%
South Florida	480	$1,734	$643	$1,091	97.9%	96.7%	$1,154.00	41.9%
Large Tier Markets	8,729	$19,499	$8,195	$11,304	95.3%	88.9%	$760.70	57.9%

Austin	1,464	$2,928	$1,422	$1,506	93.6%	85.0%	$706.17	58.5%
Greenville	1,492	$2,581	$1,122	$1,459	97.1%	92.6%	$566.78	63.3%
Jacksonville	3,011	$7,398	$2,546	$4,852	96.9%	94.1%	$795.19	68.1%
Memphis	4,034	$7,534	$3,451	$4,083	93.4%	86.2%	$666.80	58.2%
Nashville	1,569	$3,447	$1,423	$2,024	96.2%	89.4%	$737.49	62.8%
Raleigh/Durham	194	$370	$167	$203	97.9%	92.2%	$645.38	49.5%
All other middle	1,542	$2,753	$1,188	$1,565	94.6%	87.0%	$624.90	60.5%
Middle Tier Markets	13,306	$27,011	$11,319	$15,692	95.2%	89.3%	$692.14	61.7%

Augusta/Aiken	912	$1,735	$699	$1,036	95.5%	89.4%	$648.42	71.8%
Chattanooga	943	$1,704	$723	$981	97.6%	93.9%	$587.49	53.2%
Columbus	1,293	$2,833	$1,063	$1,770	92.3%	93.8%	$707.70	94.4%
Jackson, MS	1,577	$3,152	$1,166	$1,986	94.7%	93.9%	$648.56	64.2%
Lexington	924	$1,823	$677	$1,146	94.3%	86.0%	$706.27	62.1%
Little Rock	808	$1,556	$599	$957	96.7%	90.7%	$653.82	55.6%
Macon/Warner Robins	904	$1,851	$723	$1,128	95.8%	90.6%	$691.68	57.6%
All other small	5,720	$12,238	$4,665	$7,573	94.3%	91.1%	$709.67	63.4%
Small Tier Markets	13,081	$26,892	$10,315	$16,577	94.7%	91.4%	$684.10	65.8%
Operating Same Store	35,116	$73,402	$29,829	$43,573	95.0%	89.9%	$706.19	62.3%

Revenue Straight-line Adjustment (2)		$(475)		$(475)
Total Same Store		$72,927		$43,098

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2006 (PRIOR QUARTER ) AND JUNE 30, 2005 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Atlanta	0.9%	7.1%	4.4%	1.0%	-1.2%	11.5%	0.3%	0.7%	1.2%	-0.7%
Dallas	0.7%	10.2%	-1.4%	1.7%	2.5%	18.6%	-0.4%	3.8%	0.1%	0.7%
Houston	0.3%	10.5%	-3.3%	-1.7%	3.8%	24.3%	0.5%	3.1%	0.9%	2.0%
Orlando	4.6%	9.2%	18.4%	14.6%	-2.1%	6.2%	-1.1%	-0.4%	4.0%	9.2%
Tampa	1.8%	9.5%	1.2%	3.1%	2.2%	14.0%	0.7%	1.3%	2.4%	5.1%
South Florida	3.1%	9.2%	2.4%	12.6%	3.5%	7.3%	-1.5%	2.1%	5.2%	9.5%
Large Tier Markets	1.2%	9.1%	0.9%	2.1%	1.3%	14.8%	0.0%	2.2%	1.4%	2.0%

Austin	-1.0%	9.3%	0.9%	0.6%	-2.7%	19.0%	-1.6%	0.8%	0.9%	2.1%
Greenville	1.5%	8.7%	4.8%	2.8%	-0.8%	13.7%	-0.4%	2.5%	1.7%	4.7%
Jacksonville	1.3%	4.1%	0.9%	3.4%	1.5%	4.5%	0.5%	0.7%	1.5%	3.6%
Memphis	1.0%	2.6%	0.9%	4.8%	1.0%	0.8%	0.3%	0.8%	1.1%	3.1%
Nashville	-1.3%	0.2%	0.5%	3.6%	-2.5%	-2.1%	0.9%	0.7%	1.0%	2.6%
Raleigh/Durham	1.9%	11.8%	1.8%	0.6%	2.0%	23.0%	1.5%	3.6%	2.9%	5.9%
All other middle	2.8%	7.9%	3.5%	-2.9%	2.2%	17.8%	0.7%	2.2%	0.9%	2.3%
Middle Tier Markets	0.8%	4.6%	1.5%	2.7%	0.3%	6.0%	0.2%	1.2%	1.2%	3.2%

Augusta/Aiken	2.7%	7.5%	6.4%	8.4%	0.3%	6.9%	0.5%	0.7%	1.9%	5.4%
Chattanooga	1.8%	7.7%	3.6%	5.5%	0.5%	9.4%	1.3%	3.1%	0.9%	2.7%
Columbus	-0.6%	13.0%	-3.4%	5.4%	1.1%	18.2%	-4.0%	-0.7%	1.0%	2.9%
Jackson, MS	-0.3%	7.4%	6.7%	5.0%	-4.0%	8.8%	-1.7%	1.5%	1.2%	3.0%
Lexington	4.4%	2.2%	7.1%	3.4%	2.9%	1.6%	4.0%	-0.2%	0.8%	1.4%
Little Rock	-0.6%	2.1%	9.7%	10.3%	-6.1%	-2.4%	1.4%	1.3%	1.5%	3.0%
Macon/Warner Robins	-0.6%	-2.5%	4.0%	3.1%	-3.3%	-5.8%	1.2%	-1.2%	1.3%	2.0%
All other small	0.3%	5.1%	2.7%	2.7%	-1.1%	6.6%	-1.8%	-1.2%	1.4%	3.8%
Small Tier Markets	0.5%	5.5%	3.5%	4.3%	-1.2%	6.3%	-0.8%	-0.2%	1.3%	3.3%
Operating Same Store	0.8%	6.1%	2.0%	3.1%	0.0%	8.3%	-0.3%	0.9%	1.3%	2.9%

Including revenue straight-line adjustment:
Total Same Store	1.1%	5.5%			0.5%	7.2%

SAME STORE (Dollars in thousands)
Excludes six renovation communities.

	Three Months Ended June 30,		Percent
	2006	2005	Change
Revenues
Operating	$73,402	$69,190	6.1%
Straight-line adjustment (1)	(475)	(46)
Total Same Store	$72,927	$69,144	5.5%

Expense	$29,829	$28,941	3.1%

NOI
Operating	$43,573	$40,249	8.3%
Straight-line adjustment (1)	(475)	(46)
Total Same Store	$43,098	$40,203	7.2%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$22,510	$113	$3,065
St. Augustine Phase II, Jacksonville, FL	124	11,340	91	51
Boulder Ridge Phase II, Dallas, TX	216	18,600	86	1,138
Total development	540	$52,450	$97	$4,254

	Forecast
	Construction		Initial		Actual Units
TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	-	-
St. Augustine Phase II, Jacksonville, FL	1Q 2007	1Q 2008	4Q 2007	3Q 2008	-	-
Boulder Ridge Phase II, Dallas, TX	2Q 2007	3Q 2008	1Q 2008	1Q 2009	-	-

RENOVATION (Dollars in thousands)

				Units	Average
		Spending	Units	Leased or	Rent
	Communities	to Date	Completed	Pre-Leased	Increase
Same store renovations	22	$1,270	277	251	15.4%
Non-same store renovations (2)	6	1,265	218	211	18.6%
Total renovation	28	$2,535	495	462	16.9%

(2) These have been excluded from the same store portfolio due to the scope of their renovation programs.

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended	Trailing
	June 30, 2006	4 Quarters
Net income	$5,892	$18,243
Depreciation	19,515	76,564
Interest expense	15,833	61,903
Loss on debt extinguishment	1	866
Amortization of deferred financing costs	504	2,051
Net (gain) loss on insurance and other settlement proceeds	(225)	(983)
EBITDA	$41,520	$158,644

	Three Months Ended June 30,
	2006	2005
EBITDA/Debt Service	2.53x	2.52x
Fixed Charge Coverage (3)	2.15x	2.11x
Total Debt as % of Gross Real Estate Assets	54%	57%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF JUNE 30, 2006
Dollars in thousands
		Average Years
	Principal	to Contract	Average
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$876,063	4.9	5.7%
Tax-free - Fixed Rate or Swapped (1)	73,640	5.6	4.3%
Conventional - Variable Rate	122,651	5.9	6.0%
Tax-free - Variable Rate	10,855	13.9	4.5%
Conventional - Variable Rate - Capped (2)	17,936	3.4	6.0%
Tax-free - Variable Rate - Capped (2)	24,090	3.4	4.3%
Total Debt Outstanding	$1,125,235	5.2	5.6%

Forward swaps (3)	$10,000	7.7	5.7%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.
(3) Represents swaps on existing debt outstanding which have not gone into effect.

FIXED RATE MATURITIES
Includes forward swaps

		Balance	Rate

	2006	$45,000	6.7%
	2007	92,800	5.9%
	2008	187,983	6.1%
	2009	100,230	6.5%
	2010	98,365	5.5%
	2011	133,000	5.3%
	2012	125,000	5.2%
	2013	100,000	5.2%
	Thereafter	77,325	6.4%
	Total	$959,703	5.8%

OTHER DATA

		Three Months Ended June 30,		Six Months Ended June 30,
		2006	2005	2006	2005
PER SHARE DATA
Dividend paid per common share		$0.595	$0.585	$1.190	$1.170

DIVIDEND INFORMATION (latest declaration)
		Payment	Payment	Record
		per Share	Date	Date
Common Dividend - quarterly		$0.5950	7/31/2006	7/20/2006
Preferred Series F - monthly		$0.1927	8/15/2006	8/1/2006
Preferred Series H - quarterly		$0.51875	6/23/2006	6/13/2006